UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

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Issuer Direct Corporation

(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Shannon Oaks Circle Suite 105, Cary North Carolina 27511

(Address of principal executive offices) (Zip Code)

(919) 481-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS.

Exhibit 101 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from Issuer Direct Corporations Quarterly Report on Form 10-Q for the period ended June 30, 2009, as filed with the Securities and Exchange Commission (SEC) on August 10, 2009. The information includes the (i) Consolidated Balance Sheets for the period ended June 30, 2009 and December 31, 2008; (ii) Consolidated Statements of Income for the three and six month periods ended June 30, 2009, and June 30, 2008; (iii) Consolidated Statements of Cash Flows for periods ended June 30, 2009 and June 30, 2008; and (iv) the Notes to the Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the xBRL documents is unaudited, and these are not the financial statements of Comerica Incorporated as filed with the SEC. The purpose of submitting these xBRL documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 101, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 101, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (Securities Act), or Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of these sections, and are not part of any registration statement to which they relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01

 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following materials from Issuer Direct Corporations Quarterly Report on Form 10-Q for the period ended June 30, 2009, as filed on August 10, 2009, formatted in xBRL:

(i)

Consolidated Balance Sheets at June 30, 2009, and December 31, 2008;

(ii)

Consolidated Statements of Income for the three and six months periods ended June 30, 2009, and 2008;

(iii)

Consolidated Statements of Cash Flows for periods ended June 30, 2009, and 2008;

(iv)

Notes to the Consolidated Financial Statements, tagged as blocks of text.

EXHIBIT INDEX

Exhibit No.	Description

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

By:	/s/ BRIAN R. BALBIRNIE
Brian R. Balbirnie Chief Executive Officer

Date: October 28, 2009